UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

American Apparel, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 21, 2011.

This proxy statement and our 2010 Annual Report on Form 10-K are available at http://www.cstproxy.com/americanapparel/2011

PROXY

AMERICAN APPAREL, INC.

Please mark your votes like this [X]

A MAJORITY OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH NOMINEES FOR DIRECTOR, "FOR" ITEMS 2, 3, 4, 6, 7, 8 AND 9 AND A FREQUENCY OF "3 YEARS" FOR ITEM 5.

1. To elect Messrs. Robert Greene and Allan Mayer to the Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified, or such director's earlier death, resignation or removal. — FOR ALL ☐ AGAINST ALL ☐ FOR ALL EXCEPT ☐

NOMINEES 01. Robert Greene
02. Allan Mayer

To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line below.

____

2. To ratify the appointment of Marcum LLP as the Company's independent auditors for the fiscal year ending December 31, 2011. — FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock to 230,000,000 shares. — FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Advisory vote to approve the compensation of the Company's named executive officers as disclosed in the proxy statement. — FOR ☐ AGAINST ☐ ABSTAIN ☐

▼ FOLD AND INSERT IN ENVELOPE PROVIDED ▼

5. Advisory vote on the frequency of future advisory votes on executive compensation. — 3 YEARS ☐ 2 YEARS ☐ 1 YEAR ☐ ABSTAIN ☐

6. To approve the Warrant Exercise Price Reset Proposal. — FOR ☐ AGAINST ☐ ABSTAIN ☐

7. To approve the American Apparel, Inc. 2011 Omnibus Stock Incentive Plan. — FOR ☐ AGAINST ☐ ABSTAIN ☐

8. To approve the potential issuance to certain investors of up to 27,443,173 shares of Common Stock upon the exercise of purchase rights under the Investor Purchase Agreement, and such additional shares as may be issued pursuant to topping-up and anti-dilution adjustments under that agreement. — FOR ☐ AGAINST ☐ ABSTAIN ☐

9. To approve the potential issuance to Dov Charney of up to 40,313,316 shares of Common Stock pursuant to the Charney Purchase Agreement, and such additional shares as may be issued pursuant to topping-up and anti-dilution adjustments under that agreement. — FOR ☐ AGAINST ☐ ABSTAIN ☐

To change the address on your account, please check the box at right, make changes on the left. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION *(THIS BOXED AREA DOES NOT PRINT)*

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:__________ DATE:_____ TIME:_____

Registered Quantity ________ Broker Quantity________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO SUNGUARD WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ________________ **Signature** ________________ **Date** ________, **2011.**

Note: Please sign exactly as your name(s) appear(s) on this Proxy. All holders must sign. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

American Apparel, Inc.

VOTE BY INTERNET OR TELEPHONE

QUICK ___ EASY ___ IMMEDIATE

As a stockholder of American Apparel, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 20,2011.

Vote Your Proxy on the Internet: Vote Your Proxy by Phone: Vote Your Proxy by Mail:

Go to http://www.cstproxy.com/americanapparel/2011 Call 1 (866) 894-0537

Have your proxy card available when you access the above Use any touch-tone telephone to Mark, sign, and date your website. Follow the prompts to vote your shares. OR vote your proxy. Have your proxy OR proxy card, then detach it, and card available when you call. return it in the postage-paid

Follow the voting instructions to envelope provided, vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

proxy American Apparel

747 Warehouse Street Los Angeles, California 90021

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21,2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of American Apparel, Inc., a Delaware corporation (the “Company”), hereby appoint(s) Dov Charney, Thomas M. Casey, John J. Luttrell and Glenn A. Weinman as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at the Company’s headquarters located at 747 Warehouse Street, Los Angeles, California 90021, on Tuesday, June 21, 2011 at 2:00 p.m., Pacific Time, or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and our Annual Report for the year ended December 31, 2010 and revoke(s) any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED ACCORDING TO THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS INDICATED ON THE REVERSE SIDE AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

This proxy is revocable and the undersigned may revoke it at any time prior to its exercise. Attendance of the undersigned at the above meeting or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned votes said shares in person.

(Continued, and to be marked, dated and signed, on the other side)